UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)             AUGUST 31, 2006
                                                             ---------------


                             CHAAS ACQUISITIONS, LLC
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    333-106356               41-2107245

(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Organization)                                       Identification No.)



                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900
                        (Registrant's telephone number,
                              including area code)

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS

          On August 31, 2006, Advanced Accessory Systems, LLC ("AAS"), AAS Capital Corporation ("AAS Capital") and Advanced Accessory Holdings Corporation ("Holdings" and together with AAS and AAS Capital, the "Companies") announced that, in connection with the previously announced tender offers to purchase any and all of the outstanding 10 3/4% Senior Notes due 2011 of AAS and AAS Capital and 13 1/4% Senior Discount Notes due 2011 of Holdings, the Companies are extending the Expiration Time of the tender offers until 10:00 a.m., New York City time, on September 6, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

     EXHIBIT NO.             Description
     -----------             ---------------------------------------------------
        99.1                 Press release, dated August 31, 2006.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHAAS ACQUISITIONS, LLC
                                  (Registrant)


Date:  August 31, 2006            By: /s/ Ronald Gardhouse
                                      ------------------------------------------
                                      Ronald J. Gardhouse
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Controller